=============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 1, 2000

                     -------------------------------------

                                WORLDCOM, INC.

                     ------------------------------------

            (Exact name of registrant as specified in its charter)

           Georgia                     0-11258                 58-1521612
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                    Identification No.)


     500 Clinton Center Drive, Clinton, Mississippi             39056
        (Address of principal executive offices)             (Zip Code)

                                (601) 460-5600
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


=============================================================================

Item 5.   Other Events.
          -------------


     On November 1, 2000, WorldCom, Inc. ("WorldCom") announced that it had decided to create a tracking stock to track the performance of its core high-growth data, Internet, hosting and international businesses and a tracking stock to track its high cash flow consumer, small business, wholesale long-distance voice operations and dial-up Internet access operations.

Item 7.   Exhibits.


Exhibit No.         Exhibit
-----------         -------

99.1           Press Release, dated November 1, 2000,   announcing the
               tracking stock

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WORLDCOM, INC.


                                  By:   /s/ Scott D. Sullivan
                                     ______________________________________
                                     Name:  Scott D. Sullivan
                                     Title: Chief Financial Officer


Date: November 1, 2000

                                 EXHIBIT INDEX


Exhibit No.               Exhibit
-----------               -------

99.1                Press Release, dated November 1, 2000,   announcing the
                    tracking stock

                                                                  Exhibit 99.1


                  WorldCom to Realign Businesses, Create Two
                                Tracking Stocks


Plan Will Provide Greater Focus for Shareholders and Business Units


Positions the Company for Growth

CLINTON, Miss., November 1, 2000 -WorldCom, Inc. (NASDAQ: WCOM) today announced a realignment of its businesses with the distinct customer bases they serve. While WorldCom, Inc. will remain the name of the Company it will create two separately traded tracking stocks: WorldCom (NASDAQ: WCOM), which will reflect the performance of the Company's core high-growth data, Internet, hosting and international businesses, and MCI (NASDAQ: MCIT), which will reflect the performance of its high-cash flow consumer, small business, wholesale long-distance voice and dial-up Internet access operations.

Under the plan, which has been approved by its Board of Directors, the Company will make a tax-free distribution to its shareholders of a 100 percent interest in MCI, which is expected to be completed during the first half of 2001.

"Realigning WorldCom's structure in this way will enable the respective businesses to achieve greater management and resource focus to execute business strategies that work most effectively for each," said Bernard J. Ebbers, WorldCom president and chief executive officer. "At the same time, the new structure is designed to create greater shareholder value by providing shareholders with two distinct, clear and compelling investment opportunities, while ensuring a seamless transition for WorldCom customers and employees."

WorldCom stock will provide investors with a high-growth investment opportunity that will track the primary growth drivers of the Company - data, Internet and international services. Together, these growth businesses represented $4.1 billion of revenue during the three-month period ended September 30, 2000, providing all of the Company's $1.1 billion incremental revenues during the period.

MCI stock will track the Company's high-cash flow consumer, small business and wholesale long-distance voice businesses, as well as dial-up Internet access services. MCI stock will pay a cash dividend.

"This plan is a triple-tiered win," said Ebbers. "For our shareholders, who will gain more targeted investment opportunities. For our customers, who will experience a more efficient operation attuned to their individual needs. And for our employees, who will be enabled to execute targeted business strategies that play to the strengths of each operation."

WORLDCOM

The WorldCom tracking stock will reflect the performance of the following businesses:

-    Data
-    Internet
-    Hosting
-    International
-    Wireless
-    Business Long-Distance Voice
-    Business Local Voice

WorldCom has the industry's most extensive, state-of-the-art global facilities-based communications networks, providing unmatched reach and scale in the marketplace. With its networks, focused sales efforts and prudent capital investments, WorldCom has annualized revenues of $23 billion. Of that, data, Internet and international operations represent a $16 billion annualized high-growth revenue stream. In addition, WorldCom has high levels of operating cash flow to fund its aggressive growth initiatives.

The international business consists of revenue streams generated outside of the U.S., with annualized revenues exceeding $6 billion, operations in more than 65 countries and local networks in more than 20 cities across Europe, Latin America and Asia-Pacific. Additionally, business voice represents annualized revenues of $7 billion from a full range of enterprises.

By leveraging its strengths, WorldCom intends to continue to expand its market leadership in data, Internet and international services -the growth drivers of the industry today -while continuing to move quickly to capture significant market share in global Internet Protocol-Virtual Private Networks (IP-VPNs), hosting and other growth engines of tomorrow.

Taking advantage of its network and management strengths, WorldCom will market a full complement of e-business-enabling communications services for enterprises worldwide. WorldCom plans to expand its current global Internet and high-speed data networks further into Europe and Asia-Pacific to provide business customers in these rapidly growing regions the reliability, performance and scale they need as their operations and communications needs expand.

From its global leadership position in IP infrastructure, WorldCom will continue its expansion into next generation "edge" services, such as IP-VPNs, advanced hosting and content delivery. The IP-VPN market, which is currently in its initial growth phase, is expected to grow to more than $7 billion by 2005. This digital technology simplifies operations by allowing data to reach more locations through expansion of a data network's reach via the Internet, without sacrificing the security and reliability of private networks. Leveraging its industry-leading IP and data network platforms, network services experience and corporate enterprise relationships, WorldCom is well positioned to tap into these significant growth opportunities.

Managed hosting, an area projected in the U.S. alone to reach more than $19 billion by 2004, is an emerging business that provides data centers and application operations, allowing customers to outsource their increasingly essential web-based e-business operations. WorldCom will expand its presence in the highly fragmented hosting market with the addition of a controlling interest in Digex, a leading managed hosting provider, through its proposed acquisition of Intermedia.

MCI

The MCI tracking stock will reflect the performance of the following businesses:

-    Mass Markets
-    Wholesale Services
-    Small Business
-    Dial-up Internet Service
-    Paging
-    Prepaid Card

MCI stock will provide investors with dividend income and will track the Company's high-cash flow consumer, small business, wholesale voice-based long-distance and dial-up Internet businesses. With annual revenues of more than $16 billion, MCI will focus on providing shareholders with an income-oriented investment opportunity linked to some of the Company's most established enterprises. The MCI management team will be compensated based on its ability to generate strong operating cash flow, reduce debt and return excess cash flow to MCI shareholders.

As one of the largest providers of consumer long-distance services, MCI will leverage its globally recognized brand, marketing channels and broad consumer product offerings. MCI has one of the world's largest and most successful telemarketing operations, encompassing 18 call centers.

MANAGEMENT STRUCTURE

Bernard J. Ebbers will remain the Company's president and chief executive officer. Scott Sullivan will remain the Company's chief financial officer, reporting to Mr. Ebbers. MCI's management structure, reporting up to Mr. Ebbers, will be named in the coming weeks.

The WorldCom, Inc. Board of Directors will govern the activities of both WorldCom and MCI.

TRANSACTION SPECIFICS

Upon shareholder approval of the tracking stocks, WorldCom, Inc. shareholders will receive one share of MCI stock for every 25 shares of WorldCom, Inc. common stock held immediately prior to the tracking stock distribution date.

MCI stock will initially pay a quarterly dividend of approximately $75 million ($300 million per year). MCI will initially be allocated notional debt of $6 billion and the remaining WorldCom, Inc. debt (approximately $17 billion) will be allocated on a notional basis to the WorldCom tracking stock.

The Company expects to file its registration/proxy statement with the Securities and Exchange Commission before the end of 2000, to hold its shareholder meeting to vote on the tracking stock plan in the first half of 2001 and to effect the distribution of the MCI stock shortly after shareholder approval. No regulatory approvals are expected to be required.

NOTE TO MEDIA: WorldCom, Inc. will conduct a media call at 1:15 p.m. EST. For those in the U.S. please call U.S. 1-888-566-5969, passcode 'WORLDCOM.' International callers may join by dialing 1-712-271-3626, passcode 'WORLDCOM.'

ABOUT WORLDCOM

WorldCom, Inc. (NASDAQ: WCOM) is a preeminent global communications company for the digital generation, operating in more than 65 countries. Global revenues in 1999 were $36 billion, with $15 billion from high-growth data, Internet and international services. WorldCom provides the innovative technologies and services that are the foundation for business in the 21st century. For more information go to http://www.wcom.com

FORWARD-LOOKING STATEMENTS

The foregoing are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and
Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning future operating performance, share of new and existing markets, and revenue and earnings growth rates. Such forward-looking statements, which are not a guarantee of performance, are subject to a number of uncertainties and other factors, that could cause actual results to differ materially from such statements, including vigorous competition; the ability to establish a significant market presence in new geographic service markets, and the success and market acceptance of new products and services. For a more detailed description of the factors that could cause such a difference, please see WorldCom, Inc.'s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We urge investors and security holders to read WorldCom, Inc.'s Registration Statement on Form S-4, including the prospectus and proxy statement, when they become available, because they will contain important information. When these and other documents relating to the transaction are filed with the U.S. Securities and Exchange Commission, they may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of WorldCom, Inc. stock may also obtain each of these documents (when they become available) for free by directing your request to WorldCom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

WorldCom, Inc. and certain other persons referred to below may be deemed to be participants in the solicitation of proxies of shareholders to adopt the proposals which will be set forth in the proxy statement contained in WorldCom, Inc.'s Registration Statement on Form S-4. The participants in this solicitation may include the directors and executive officers of WorldCom, Inc., who may have an interest in the transaction including as a result of holding shares of common stock and/or options to acquire the same. A detailed list of the names and interests of WorldCom, Inc.'s directors and executive officers is contained in the Company's proxy statement for its 2000 annual meeting, which may be obtained without charge at the SEC's Internet Website at http://www.sec.gov.



                               WorldCom and MCI
                          Frequently Asked Questions

Q.1     What is the purpose of WorldCom's announcement?

        WorldCom, Inc. is realigning its world-class assets and brands to better focus on the customer bases they serve. Today, the Company serves two distinct groups of customers: corporate enterprises and wholesale and consumer customers. The Company will maintain a tracking stock, WorldCom (NASDAQ: WCOM), that reflects the performance of services delivered to our core corporate enterprise customers including the high-growth data, Internet, web hosting and international businesses. The Company will also create another tracking stock, MCI (NASDAQ: MCIT), that tracks the performance of our high-cash flow consumer and wholesale long-distance voice businesses. These steps will allow the Company to better focus our resources on serving the distinct needs of our corporate enterprise customers and our wholesale and consumer customers.

Q.2     What is a tracking stock?

        Tracking stock is a separate class of a company's common stock designed to provide a return to investors based upon the financial performance of a distinct business unit of the company, sometimes referred to as the targeted business. The ownership of the targeted business does not change, and while each of the classes of stock trade separately, all shareholders are common shareholders of the company.

Q.3     Why is WorldCom doing this?

        The realignment of our businesses will enable WorldCom and MCI to more efficiently execute their business strategies by providing greater management and resource focus to more adequately address the unique fundamentals of each unit. Because we will report financial results for WorldCom and MCI (in addition to the consolidated WorldCom, Inc. results), it will help investors to understand the value of each business. This will provide investors a choice between the high growth of WorldCom and/or the value opportunity and dividend yield of MCI without having to invest in both at the same time.

Q.4     Do these actions constitute a change in strategy at WorldCom?

        No. These actions provide greater clarity between the two businesses but does not alter our strategy. Our strategy at WorldCom is to be a global provider of communications services to corporate enterprises, while our strategy at MCI is to provide high-quality voice communication services to consumer and wholesale consumers.

Q.5     What differentiates WorldCom's plan and strategy?

        Our actions mark a reaffirmation of our strategy to focus separately on our high-growth data-driven corporate enterprise businesses, and our mature consumer-oriented business. We are not splitting up businesses that were intended to operate together, but simply realigning assets and brands with their respective customer bases:
        WorldCom as the "generation d" corporate enterprise brand, and MCI as the nationally-recognized consumer brand. Finally, we expect to complete this transaction very quickly (within the first half of 2001) without any operational disruptions.

Q.6     Why did WorldCom choose a tracking stock over a spin-off?

        We want to maintain the integrity of the company and its ability to serve customers with the products and services they want. By issuing a tracking stock, the company will retain the advantages of doing business as a single company as we do today because each group will benefit from cost savings and synergies. These advantages include lowering overall borrowing costs by maintaining the credit rating of the combined company, retaining tax consolidation benefits, and allowing the businesses attributed to each group to capitalize on relationships with businesses attributed to the other group. These benefits would not be available if the two businesses were separated in a spin-off transaction.

Q.7 Are there other businesses that WorldCom, Inc. management would consider for a tracking stock?

        With these two tracking stocks, we have put together the businesses with common assets and customers and we believe this structure will maximize value for all parties. However, the Company's management continually evaluates all options that have potential to create additional value for its shareholders.

Q.8     How will WorldCom and MCI compensate management?

        Incentives of executives and other employees will be closely aligned with the performance of their respective units, through stock options and/or cash incentives of the tracking stocks of each group.

Q.9     On what basis was the dividend policy established?

        The dividend for MCI was based on our desire to return a significant portion of the cash generated from operations to shareholders on a consistent basis. In addition, we believe the steady cash flows generated will afford us the opportunity to retire a significant amount of debt on a yearly basis. With respect to WorldCom, we do not plan to institute a dividend given the significant growth and investment opportunities associated with these businesses.

Q.10    How will this affect WorldCom, Inc.'s credit ratings?

        We are not increasing the amount of borrowings by the Company on a consolidated basis. Therefore, we do not expect that this transaction would have any impact on our credit ratings.

Q.11    Will WorldCom have an inter-group interest in MCI?

        No. The Company intends to distribute 100 percent of MCI tracking stock to shareholders of WorldCom, Inc. as of the effective date. At the same time, the Company will reclassify WorldCom common stock as WorldCom tracking stock. After this distribution, WorldCom, Inc. will continue to own 100 percent of the assets of the WorldCom and MCI businesses.

Q.12 How does the Company intend to ensure that cash flow from one group will not be reinvested in the other group? Are there financial obligations from WorldCom to MCI or vice versa?

        The board will adopt a policy that earnings and cash flow generated from the business of WorldCom or MCI will be used only for reinvestment in the business of the entity generating such earnings, for the repayment of debt, for the payment of dividends or the repurchase of shares of tracking stock related to that group.

        However, funds of one entity may be loaned to the other and will accrue interest at established, market based rates. In addition, holders of both classes of tracking stock will remain common shareholders of WorldCom, Inc. and be subject to all of the risks associated with an investment in WorldCom, Inc. and all of its businesses, assets and liabilities.

Q.13 How will this change affect all of WorldCom's stakeholders including customers, employees, equipment vendors and suppliers?

        The realignment and creation of tracking stocks will provide investors with a choice between the high growth of WorldCom, Inc. and the value opportunity and dividend yield of MCI. We believe that the choice, enhanced management focus and transparency resulting from these actions will result in increased value for shareholders.

Q.14    How is this action intended to benefit investors?

        The separation will highlight the WorldCom stock that is targeted toward growth investors: high revenue, EBITDA, and EPS growth as well as our commitment to maintain high capital spending to continue the growth of these businesses. MCI stock will highlight high cash flow and dividend yield providing an investment vehicle for income-oriented investors.

Q.15    How will the two groups cooperate in this new structure?

        No significant changes will occur as a result of these actions. The primary inter-group relationship will be the selling of wholesale voice minutes by MCI to WorldCom and the provisioning of various general and corporate services. The wholesale marketing of minutes is a mature, transparent market. Prices will be set at then
        prevailing market rates.   MCI will purchase transport, either
        through long-term leases or purchases, from WorldCom, Inc., which will control the communications network.


Q.16 How do these actions help the Company address the increasingly competitive landscape for wholesale and consumer voice communication services?

        The wholesale and consumer voice businesses are mature, profitable businesses where revenue growth is difficult to achieve. These actions will provide management of MCI incentives to position these mature businesses more competitively in the long-term.

Q.17 Does this action reflect a diminished commitment to, or lack of confidence in, the consumer long distance market by WorldCom, Inc.?

        No. The consumer long distance business is important to WorldCom, Inc. and is a key element of the MCI tracking stock. In fact, this announcement reinforces our commitment to the consumer long distance market by realigning our assets to better serve our customers in this market.

Q.18 Will the tracking stock structures alter capital budget allocations to WorldCom and MCI in the future?

        WorldCom, Inc. will allocate capital appropriately to ensure that WorldCom has sufficient resources to fund its growth and MCI has sufficient resources to sustain its cash flow.

Q.19 How does this new stock structure affect another company's ability to acquire WorldCom, Inc., WorldCom or MCI? Would you consider selling either entity if approached?

        This structure is not intended to make it any easier or harder for another company to acquire WorldCom, Inc. However, there are certain limitations on the ability of another company to control a tracked group without acquiring both tracking stocks. We are currently not considering further actions but will continue to evaluate all options that can potentially create shareholder value.

Q.20    How will these actions affect the Intermedia merger agreement?

        The Intermedia transaction is expected to close prior to the shareholder vote to approve the tracking stocks. Upon closing of the Intermedia transaction, the Intermedia shareholders will become shareholders of WorldCom, Inc. Intermedia shareholders will receive the same combination of tracking stocks as current shareholders of WorldCom, Inc. Neither the Intermedia nor the Digex Board of Directors will need to reconsider its approval of the Intermedia merger with WorldCom, Inc. in light of this action.

Q.21 What voting rights will WorldCom and MCI shareholders have after the stock distribution?

        Voting rights of WorldCom and MCI shareholders will be prorated based on the relative market values of WorldCom and MCI, with no predetermined maximum limit on the percent of vote either group may represent.

Q.22 Will the Company conduct separate annual meetings for WorldCom and MCI shareholders?

        No. The Company will conduct shareholder meetings that encompass all holders of WorldCom, Inc. common stock. WorldCom and MCI shareholders will vote together as a single class on all matters brought to a vote of shareholders, including the election of directors.

Q.23 How will WorldCom, Inc. report earnings for the consolidated company and each of the tracking stocks?

        Because the Company is unchanged as a legal entity it will continue to issue consolidated financial statements which consolidate WorldCom and MCI. In addition, the Company separately will report the financial results of WorldCom and the results of MCI.

Q.24    Will MCI have a separate board of directors?

        No. MCI is not a separate corporation and the legal structure of WorldCom, Inc. is not changing. The WorldCom, Inc. Board of Directors will manage the activities of both WorldCom and MCI. Management of WorldCom and MCI will report to WorldCom, Inc.'s president and chief executive officer.

Q.25 How will a single board of directors resolve issues in which the interests of the holders of WorldCom and MCI may conflict?

        The board will have the same fiduciary duties to holders of WorldCom and MCI stock that it currently has to holders of the existing WorldCom, Inc. common stock. That duty is to act in its good faith business judgment of the best interests of the company as a whole.

Q.26 Does WorldCom have the ability to convert one class of common stock into the other class of common stock?

        Yes. The board may convert each outstanding share of MCI tracking stock into shares of WorldCom tracking stock at a premium of 110 percent of the relative trading value of MCI for the 20 days prior to the announcement of such conversion. No premium will be paid on a conversion which occurs after three years of issuance of the MCI stock.

Q.27 What would the shareholders of WorldCom or MCI stock receive if all or substantially all of their respective assets were sold?

        The shareholders would receive either: (1) a distribution equal to the fair value of the net proceeds of the sale, either by special dividend or by redemption of shares, or (2) a number of shares of the remaining entity's common stock having been calculated in accordance with a predetermined conversion premium.


The foregoing are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and
Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning future operating performance, share of new and existing markets, and revenue and earnings growth rates. Such forward-looking statements, which are not a guarantee of performance, are subject to a number of uncertainties and other factors, that could cause actual results to differ materially from such statements, including vigorous competition; the ability to establish a significant market presence in new geographic service markets, and the success and market acceptance of new products and services. For a more detailed description of the factors that could cause such a difference, please see WorldCom, Inc.'s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We urge investors and security holders to read WorldCom Inc.'s Registration Statement on Form S-4, including the prospectus and proxy statement, when they become available, because they will contain important information. When these and other documents relating to the transaction are filed with the U.S. Securities and Exchange Commission, they may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of WorldCom, Inc. stock may also obtain each of these documents (when they become available) for free by directing your request to WorldCom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

WorldCom, Inc. and certain other persons referred to below may be deemed to be participants in the solicitation of proxies of shareholders to adopt the proposals which will be set forth in the proxy statement contained in WorldCom Inc.'s Registration Statement on Form S-4. The participants in this solicitation may include the directors and executive officers of WorldCom, Inc., who may have an interest in the transaction including as a result of holding shares of common stock and/or options to acquire the same. A detailed list of the names and interests of WorldCom Inc.'s directors and executive officers is contained in the Company's proxy statement for its 2000 annual meeting, which may be obtained without charge at the SEC's Internet Website at http://www.sec.gov.